Exhibit 10.2

AMENDMENT NO. 6 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 6 TO TERM LOAN AGREEMENT (this "Amendment") is dated as of March 15, 2006, by THE PACIFIC LUMBER COMPANY, a Delaware corporation ("Palco"), THE BRITT LUMBER CO., INC., a Delaware corporation ("Britt" and together with Palco, the "Borrowers"), the Loan Parties signatory hereto, CREDIT SUISSE, NEW YORK BRANCH (f/k/a Credit Suisse First Boston, acting through its New York Branch), as administrative agent (the "Administrative Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders party hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

RECITALS

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Term Loan Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the foregoing, the mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending and resting the definition of "Applicable Margin" as follows:

""Applicable Margin" shall mean (a) with respect to the Loans comprising each ABR Borrowing, (i) as of the Closing Date through and including November 17, 2005, 5.00% per annum, (ii) as of November 18, 2005 through and including May 1, 2006, 7.00% per annum and (iii) at any time on and after May 2, 2006, 5.00% per annum and (b) with respect to the Loans comprising each Eurodollar Borrowing, (i) as of the Closing Date through and including November 17, 2005, 6.00% per annum, (ii) as of November 18, 2005 through and including May 1, 2006, 8.00% per annum and (iii) at any time on and after May 2, 2006, 6.00% per annum."

SECTION 2.Amendment to Section 6.01(i). Section 6.01(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(i) (A) other unsecured Indebtedness of Palco to Holdings in an aggregate amount not to exceed $17,000,000 at any time outstanding in accordance with the terms of that certain Subordinated Intercompany Note, dated as of April 19, 2005, executed by Palco, Holdings and the other persons party thereto; provided, however that such unsecured Indebtedness does not mature, and no payments of any kind may be made on or with respect thereto, until six (6) months after the Maturity Date and (B) other unsecured Indebtedness of the Borrowers and the Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding."

SECTION 3. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)          this Amendment shall have been duly executed and delivered by the Borrower, the Loan Parties, the Administrative Agent and the Required Lenders; and

(b)          the representations and warranties contained herein shall be true and correct in all respects.

SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a)          all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except (i) to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) the existence of an Event of Default which has occurred and is continuing (and for the avoidance of doubt, such Event of Default is in no respect being waived or cured by this Amendment) as a result of a breach of Section 7(g) of the Credit Agreement relating to the breach of Section 6.11 (Minimum Combined EBITDA) of the Revolving Credit Agreement in respect of the periods ending November 30, 2005 and January 31, 2006, and (iii) breach of Section 6.11 (Minimum Combined EBITDA) of the Credit Agreement and Revolving Credit Agreement which may occur in respect of the period ending December 31, 2005 (and for the avoidance of doubt, such breach is in no respect being waived or cured by this Amendment), the Administrative Agent having been previously notified of items (ii) and (iii);

(b)          the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by such Loan Party, the performance by such Loan Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound; and

(d)          other than as described in Section 4(a)(ii) above, no event has occurred which has resulted, or would result in, the occurrence of a Default or Event of Default.

SECTION 5. Reference to and Effect Upon the Credit Agreement.

(a)          Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)          The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, or (iv) constitute a waiver of any Event of Default, Default or other event or condition that has resulted in or could result in the occurrence of an Event of Default or Default. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

(c)          Each of the Administrative Agent and the Lenders hereby expressly reserves its rights at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Credit Agreement or any other Loan Document, or available under applicable law or equity or otherwise.

(d)	This Amendment shall be a Loan Document.

SECTION 6. Costs And Expenses. As provided in Section 9.05 of the Credit Agreement, the Borrowers agree to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 7. Reaffirmation of Guaranties. The Loan Parties signatory hereto hereby reaffirm their Guarantees of the Obligations, taking into account the provisions of this Amendment.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THE PACIFIC LUMBER COMPANY

By: /s/ GARY L. CLARK

Name: GARY L. CLARK

Title: VP Finance & Administration and CFO

BRITT LUMBER CO., INC.

By: /s/ GARY L. CLARK

Name: GARY L. CLARK

Title: VP Finance & Administration and CFO

CREDIT SUISSE, NEW YORK BRANCH, as Administrative Agent

By: /s/ DAVID DODD

Name: DAVID DODD

Title: VICE PRESIDENT

By: /s/ MIKHAIL FAYBUSOVICH

Name: MIKHAIL FAYBUSOVICH

Title: ASSOCIATE

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ DAVID DODD

Name: DAVID DODD

Title: VICE PRESIDENT

By: /s/ MIKHAIL FAYBUSOVICH

Name: MIKHAIL FAYBUSOVICH

Title: ASSOCIATE

[SIGNATURE PAGE TO AMENDMENT NO. 6]

GSO CREDIT OPPORTUNITIES FUND (HELIOS), as a Lender

By: /s/ LOUIS SALVATORE

Name: LOUIS SALVATORE

Title: MANAGING DIRECTOR

CREDIT OPPORTUNITIES FUND (EMPLOYEE), as a Lender

By: /s/ LOUIS SALVATORE

Name: LOUIS SALVATORE

Title: MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 6]

MARATHON STRUCTURED FINANCE FUND, L.P., as a Lender

By:

Name:

Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Loan Parties and not as a Borrower.

SALMON CREEK LLC

By: /s/ GARY L. CLARK

Name: GARY L. CLARK

Title: President and CEO

SCOTIA INN INC.

By: /s/ GARY L. CLARK

Name: GARY L. CLARK

Title: VP Finance & Administration and CFO

MAXXAM GROUP INC.

By: /s/ GARY L. CLARK

Name: GARY L. CLARK

Title: Vice President and CFO

[SIGNATURE PAGE TO AMENDMENT NO. 6]